Exhibit 10.15

EXECUTION VERSION
INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT

THIS INCREMENTAL REVOLVING COMMITMENT ASSUMPTION AGREEMENT, dated as of September 20, 2019 (this “Agreement”), is among BCI IV OPERATING PARTNERSHIP LP, a Delaware limited partnership (the “Borrower”), the other Loan Parties (as defined in the Credit Agreement (defined below)) solely for purpose of Section VI hereof, WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (in such capacities, the “Agent”), and each of the Lenders (defined below) party hereto.
RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent are parties to the First Amended and Restated Credit Agreement, dated as of February 21, 2019 (as amended, restated, modified or supplemented from time to time, the “Credit Agreement”). Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

WHEREAS, the Borrower has requested an increase in Revolving Commitments pursuant to Section 2.22 of the Credit Agreement (such increase in Revolving Commitments, the “Incremental Revolving Commitments”) as more particularly set forth herein, and the Agent and the Increasing Lenders (defined below) have agreed to such Incremental Revolving Commitments, subject to the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.COMMITMENTS. Each Lender listed on Schedule A hereto (collectively, the “Increasing Lenders” and each, an “Increasing Lender”) hereby commits, severally, but not jointly, on the terms set forth in this Agreement to make the Incremental Revolving Commitments as set forth on Schedule A available to the Borrower on the Increase Effective Date (defined below) subject to the conditions precedent set forth in Section III below. After giving effect to the Incremental Revolving Commitments, the aggregate Revolving Commitments shall be as set forth on Schedule B hereto.

II.REPRESENTATIONS. The Borrower, on its own behalf and on behalf of the other Loan Parties, hereby represents, warrants and confirms that the representations and warranties in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) as of the date hereof, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 5.01 of the Credit Agreement. Additionally, the Borrower represents and warrants that immediately before and after giving effect to this Agreement on the date hereof, no Default or Event of Default exists.

III.CONDITIONS TO EFFECTIVENESS. This Agreement will become effective on the first date (the “Increase Effective Date”) on which the following conditions are satisfied:

A.    The Agent shall have received counterparts of this Agreement executed and delivered by the Borrower, the other Loan Parties, each Increasing Lender and the Agent.

Exhibit 10.15

B.    The Agent shall have received counterparts of the Reaffirmation of Subordination Agreement attached hereto executed and delivered by the Borrower, the Trust and the Advisor.
C.    If so requested by any Increasing Lender, the Agent shall have received a Note made by the Borrower and payable to such Increasing Lender.

D.    The Agent shall have received a certificate of each Loan Party, signed by a Financial Officer of such Loan Party and dated as of the Increase Effective Date, certifying (i) that attached thereto is a true and complete copy of each organizational document of such entity certified (to the extent applicable) as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (ii) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors, managers, or other applicable governing body of such entity authorizing the Incremental Revolving Commitments and the execution, delivery and performance of the documents executed in connection with this Agreement, (iii) that attached thereto is a certificate of good standing (or certificate of similar meaning) with respect to each such entity issued as of a recent date by the Secretary of State of the state of its incorporation or organization, as the case may be, (iv) as to the incumbency and specimen signature of each officer executing any documents delivered in connection with this Agreement on behalf of such entity, and (v) in the case of the Borrower, that (x) the representations and warranties contained in Article III of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of the Increase Effective Date, except to the extent any such representation or warranty relates solely to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except in the case of a representation or warranty qualified by materiality, in which case such representation or warranty shall be true and correct in all respects) on and as of such earlier date, and the representations and warranties contained in Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) or (b), as applicable, of Section 5.01 of the Credit Agreement and (y) no Default or Event of Default exists; provided that in the case of the certificate delivered with respect to the Borrower or any Guarantor, such certificate can certify that there have been no changes to such documents or items described in the foregoing clauses (i) or (iv) since the delivery thereof to the Agent on or after the Effective Date.

E.    The Agent shall have received all reasonable fees and other amounts due and payable by the Borrower to the Agent on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all out of pocket expenses required pursuant to the terms of the Credit Agreement to be reimbursed or paid by the Borrower in connection herewith.

F.    The Borrower shall have paid all fees that are due and payable under any applicable fee letter between the Borrower and any Increasing Lender.

G.    As of the date hereof, both immediately before and immediately after entering into this Agreement, no Default or Event of Default exists.

H.    After giving effect to this Agreement, the Borrower is in compliance with the requirements of Sections 2.22(a) and (e) of the Credit Agreement.

IV.TERMS GENERALLY. Other than as set forth herein, for all purposes under the Credit Agreement and the other Loan Documents, the Incremental Revolving Commitments and any Loan made using the Incremental Revolving Commitments (such Loans, the “Incremental Revolving Loans”) shall have the same terms as the initial Revolving Commitments and initial Revolving Loans, respectively, and shall be treated for all terms and conditions as the same Class of Commitments and Loans, as applicable, as the initial Revolving Commitments and initial Revolving Loans, as applicable. Upon the occurrence of the Increase

Exhibit 10.15

Effective Date, the Incremental Revolving Commitments and any Incremental Revolving Loans shall automatically and without further action by any Person constitute, for all purposes of the
Credit Agreement and the other Loan Documents, Revolving Commitments and Revolving Loans, respectively. The Agent shall take any and all action as may be reasonably necessary to ensure that the Incremental Revolving Commitments and the Incremental Revolving Loans are included in each repayment or commitment reduction, as applicable, of Revolving Commitments and Revolving Loans, as applicable, on a pro rata basis. For avoidance of doubt, the Increase Effective Date shall constitute the “Increase Effective Date” under the Credit Agreement for the purposes of the Incremental Revolving Commitments.

V.CREDIT AGREEMENT GOVERNS. Notwithstanding anything to the contrary set forth in this Agreement, the Credit Agreement or the other Loan Documents and for the avoidance of doubt, the obligation of each Increasing Lender to make (i) its Incremental Revolving Commitments available, in each case, on the Increase Effective Date shall be subject to the satisfaction or waiver of the conditions set forth in Section III above, and (ii) its portion of Incremental Revolving Loans from time to time thereafter shall be subject to the terms and conditions of the Credit Agreement applicable to Revolving Loans.

VI.CONFIRMATION OF GUARANTY. Each Loan Party (a) confirms its obligations under the Guaranty or Subsidiary Guaranty, as applicable, (b) confirms that its obligations under the Credit Agreement as modified hereby constitute “Obligations” (as defined in the Credit Agreement), (c) confirms its guarantee of the Obligations under the Guaranty or Subsidiary Guaranty, as applicable, (d) confirms that its obligations under the Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in the Guaranty or Subsidiary Guaranty, as applicable and (e) agrees that the Credit Agreement as modified hereby is the Credit Agreement under and for all purposes of the Guaranty and Subsidiary Guaranty, as applicable. Each Loan Party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect.

VII.	MISCELLANEOUS.

A.    Each party hereto agrees, that except as specifically amended hereby, the Loan Documents shall remain unmodified and in full force and effect.

B.    On and after the date hereof, references in the Credit Agreement or in any other Loan Document to the Loan Documents shall be deemed to be references to the Loan Documents as amended hereby and as further amended, restated, modified or supplemented from time to time. This Agreement shall constitute a Loan Document.

C.    This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or electronic mail message shall be effective as delivery of a manually executed counterpart of this Agreement.

D.    This Agreement shall be construed in accordance with and governed by the law of the State of New York. Section 9.09 of the Credit Agreement is incorporated herein by reference, mutatis mutandis.

E.    Any provision in this Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Agreement are declared to be severable.

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Exhibit 10.15

IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first above written.

BCI IV OPERATING PARTNERSHIP LP,
a Delaware limited partnership

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BLACK CREEK INDUSTRIAL REIT IV INC.,
a Maryland corporation

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV ONTARIO IC LP,
a Delaware limited partnership

By:	BCI IV Ontario IC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability company, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV MEDLEY IC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability company, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV ONTARIO DC LP,
a Delaware limited partnership

By:	BCI IV Ontario DC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV PARK 429 LOGISTICS CENTER LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV PESCADERO DC LP,
a Delaware limited partnership

By:	BCI IV Pescadero DC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV GOTHARD IC LP,
a Delaware limited partnership

By:	BCI IV Gothard IC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV MIDWAY IC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV EXECUTIVE AIRPORT DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV IRON RUN DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV ELGIN DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV AIRPORT IC LP,
a Delaware limited partnership

By:	BCI IV Airport IC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV FONTANA DC LP,
a Delaware limited partnership

By:	BCI IV Fontana DC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV ADDISON DC II LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV KELLY TRADE CENTER LP,
a Delaware limited partnership

By:	BCI IV Kelly Trade Center GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV 7A DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV QUAKERBRIDGE DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV CAMERON BC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV ELDORADO BP LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV HEBRON AIRPARK LOGISTICS CENTER LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV MONTE VISTA IC LP,
a Delaware limited partnership

By:	BCI IV Monte Vista IC GP LLC,
a Delaware limited liability company, its general partner

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV KING OF PRUSSIA INDUSTRIAL CENTER LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV EDISON DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV 395 DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV I-80 DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV 485 DC LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV AVENUE B INDUSTRIAL CENTER LLC,
a Delaware limited liability company

By:	BCI IV Operating Partnership LP,
a Delaware limited liability partnership, its sole member

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Lender

By:	/s/ Craig V. Koshkarian
Name:	Craig V. Koshkarian
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Roger C. Davis
Name:	Roger C. Davis
Title:	Senior Vice President

SCHEDULE A
TO INCREMENTAL COMMITMENT ASSUMPTION AGREEMENT

Increasing Lender	Incremental Revolving Commitment
WELLS FARGO BANK, NATIONAL ASSOCIATION	$50,000,000
BANK OF AMERICA, N.A.	$50,000,000
Total	$100,000,000

SCHEDULE B
TO INCREMENTAL COMMITMENT ASSUMPTION AGREEMENT

Aggregate Revolving Commitments after giving effect to the Incremental Revolving Commitments

Lender	Aggregate Revolving Credit Commitments
WELLS FARGO BANK, NATIONAL ASSOCIATION	$100,000,000
BANK OF AMERICA, N.A.	$100,000,000
U.S. BANK NATIONAL ASSOCIATION	$40,000,000
JPMORGAN CHASE BANK, N.A.	$30,000,000
REGIONS BANK, N.A.	$30,000,000
Total	$300,000,000

REAFFIRMATION OF SUBORDINATION AGREEMENT

September 20, 2019

BCI IV OPERATING PARTNERSHIP LP, a Delaware limited partnership (“Borrower”), BLACK CREEK INDUSTRIAL REIT IV INC., a Maryland corporation (“Trust”), and BCI IV ADVISORS LLC (“Advisor”), consent to the foregoing Incremental Revolving Commitment Assumption Agreement, dated as of September 20, 2019 (the “Agreement”), and the transactions and modifications contemplated thereby and reaffirm the subordination and all other rights and obligations set forth in that certain Subordination Agreement, dated September 18, 2017 (as amended, restated, modified, reaffirmed, supplemented or otherwise replaced from time to time, the “Subordination Agreement”), given by Borrower, Trust and Advisor for the benefit of Wells Fargo Bank, National Association, as administrative agent for itself and other Lenders from time to time party to the Credit Agreement, as applied to the Obligations as modified by the Agreement. All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Agreement.

Except as expressly modified herein, all other terms and conditions of the Subordination Agreement referenced above remain unmodified and of full force and effect.

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AGREED AND ACKNOWLEDGED:

BLACK CREEK INDUSTRIAL REIT IV INC.,
a Maryland corporation

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV OPERATING PARTNERSHIP LP,
a Delaware limited partnership

By:	Black Creek Industrial REIT IV Inc.,
a Maryland corporation, its general partner

By:	/s/ Scott Seager
Name:	Scott Seager
Title:	Senior Vice President, Debt Capital Markets and Treasurer

BCI IV ADVISORS LLC,
a Delaware limited liability company

By:	BCI IV ADVISORS GROUP LLC
a Delaware limited liability company, its sole member

By:	/s/ Evan Zucker
Name:	Evan Zucker
Title:	Manager